UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 15, 2011

Lifevantage Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Colorado	000-30489	90-0224471
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11545 W. Bernardo Court, Suite 301, San Diego, California		92127
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-312-8000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 15, 2011, we entered into an agreement with Donny Osmond Concerts, Inc. ("DOC"). The agreement has an effective date of September 1, 2011. Under the agreement, Donny Osmond will act as a spokesperson for our company and with respect to our products, including Protandim. In exchange, we have agreed to pay DOC certain fees for Mr. Osmond's various promotional appearances and video recordings and commissions for certain sales of Protandim and the Company's Vantage Pack.

The agreement will terminate two years following its effective date, unless earlier terminated in accordance with the agreement.

The foregoing summary of the terms of the agreement with DOC is qualified in its entirety by reference to the agreement, which will be filed as an exhibit to our periodic report for the current period.

Item 8.01 Other Events.

LifeVantage Corporation ("LifeVantage," the "Company" "we" or "us") has scheduled its fiscal year 2012 Annual Meeting of Shareholders (the "FY 2012 Annual Meeting") to be held at the Company's offices in South Jordan, Utah on January 10, 2012. The record date for shareholders entitled to receive notice of and to vote at the FY 2012 Annual Meeting will be November 11, 2011.

Advance Notice Deadline for Rule 14a-8 Shareholder Proposals

Because the date of the FY 2012 Annual Meeting is more than 30 days after the anniversary of the Fiscal year 2011 annual meeting of the Company's shareholders, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, shareholders must deliver written notice of such proposals for inclusion in the Company's proxy statement relating to such meeting no later than the close of business on October 3, 2011 to LifeVantage Corporation, Attention: Corporate Secretary at 11545 W. Bernardo Court, Suite 301, San Diego, California 92127. Rule 14a-8 proposals must also comply with the requirements of Rule 14a-8 and other applicable law, or otherwise may be omitted from the Company's proxy statement.

Advance Notice Deadline for Director Nominations and Other Shareholder Proposals

In accordance with the Company's bylaws, if a shareholder wishes to present a proposal, including a director nomination, at our FY 2012 Annual Meeting and the proposal is not intended to be included in our proxy statement relating to that meeting, the shareholder must give advance notice in writing to LifeVantage Corporation, Attention: Corporate Secretary at 11545 W. Bernardo Court, Suite 301, San Diego, California 92127 no later than the close of business on October 3, 2011. If a shareholder fails to give timely notice of a proposal, the shareholder will not be permitted to present the proposal to the shareholders for a vote at our FY 2012 Annual Meeting. In addition, our bylaws include other requirements for the submission of proposals and the nomination of candidates for director.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. Description
99.1 Press Release Dated September 20, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lifevantage Corporation

September 20, 2011	By:	/s/ Carrie E. McQueen

Name: Carrie E. McQueen
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release Dated September 20, 2011